UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form
N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number:
811-22269

Eaton Vance National Municipal Opportunities Trust
(Exact Name of Registrant as Specified in Charter)

One Post Office Square, Boston, Massachusetts 02109
(Address of Principal Executive Offices)

Deidre E. Walsh
One Post Office Square, Boston, Massachusetts 02109
(Name and Address of Agent for Services)

(617)
482-8260
(Registrant’s Telephone Number)
March 31
Date of Fiscal Year End
March 31, 2024
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
National Municipal Opportunities Trust (EOT)
Annual Report
March 31, 2024

Commodity Futures Trading Commission Registration.
The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report
March 31, 2024
Eaton Vance
National Municipal Opportunities Trust

Eaton Vance
National Municipal Opportunities Trust
March 31, 2024
Management’s Discussion of Fund Performance
†

Economic and Market Conditions
The 12-month period ended March 31, 2024, began with an April 2023 municipal bond sell-off that continued through much of the period. Although positive technical factors -- particularly municipal bond demand that exceeded supply -- produced brief periods of positive performance, the U.S. Federal Reserve’s (the Fed’s) 10th and 11th interest rate hikes in just over a year -- in May and July 2023 -- contributed to rising municipal yields and falling bond prices.
From August through October 2023, above-average supplies of municipal bonds -- plus an end-of-summer slowdown in coupon reinvestment -- reduced demand for municipal bonds. Although the Fed left the federal funds rate unchanged in September 2023, investors interpreted the central bank’s message to be that rates might stay higher for longer than they had expected just weeks earlier -- adding fuel to the municipal bond sell-off.
However, in November and December 2023, the municipal bond market reversed course. After several months of rising interest rates and negative bond returns, federal tax-free municipal yields approached their 2022 highs, giving investors a compelling reason to buy tax-exempt municipal bonds.
Typical calendar year-end technical factors -- particularly constrained supplies and increased investor demand -- were additional tailwinds for municipal bond prices. Falling inflation and easing employment gains also led many investors to believe the Fed might be done raising interest rates. Such factors contributed to the Bloomberg Municipal Bond Index (the Index) returning 6.35% in November 2023, its best monthly performance since 1982.
In December 2023, the Index posted another solid monthly gain as investors began to conclude the Fed might begin lowering interest rates during the first half of 2024.
In the final three months of the period, however, municipal returns turned negative as municipal bonds -- following a strong year-end rally -- appeared overvalued relative to U.S. Treasurys. Fed statements and strong U.S. economic reports in early 2024 led investors to reduce expectations for the number of Fed rate cuts projected for the year and how soon they might begin. As a result, both municipal bonds and U.S. Treasurys delivered negative performance during the first quarter of 2024.
For the period as a whole, the Index returned 3.13%, as municipal bonds outperformed U.S. Treasurys throughout the yield curve. Although yields rose and prices fell across the municipal bond yield curve, the positive contribution from rising interest income outweighed the negative effect of falling bond prices. During the period, lower-rated bonds generally outperformed higher-rated bonds, while longer-maturity bonds generally outperformed shorter-maturity bonds.
Fund Performance
For the 12-month period ended March 31, 2024, Eaton Vance National Municipal Opportunities Trust (the Fund) returned 5.60% at net asset value of its common shares (NAV), outperforming its benchmark, the Bloomberg Municipal Bond Index (the Index), which returned 3.13%.
The Fund’s primary investment objective is to provide current income exempt from federal income tax. Capital appreciation is a secondary objective.
During normal market conditions, the Fund will invest at least 80% of its gross assets in debt obligations issued by or on behalf of states, territories and possessions of the U.S., including the District of Columbia, and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax (“municipal obligations”), including investments in residual interest bonds whose interest is exempt from regular federal income tax. During normal market conditions, at least 70% of the Fund’s investments in municipal obligations will be rated investment-grade quality -- Baa/BBB or higher by Moody’s, S&P, or Fitch -- at the time of investment.
Contributors to Fund performance relative to the Index included an overweight position in bonds rated BBB and below, as lower-rated bonds generally outperformed higher-rated bonds during the period.
The Fund also benefited from security selections and an overweight position in industrial development revenue bonds -- the best-performing sector within the Index during the period -- and an overweight position in bonds with 17 years or more remaining to maturity, during a period when longer-maturity bonds generally outperformed shorter-maturity bonds.
In contrast, security selections in Hawaii bonds and security selections in bonds subject to the alternative minimum tax (AMT) detracted from Fund performance versus the Index during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
National Municipal Opportunities Trust
March 31, 2024
Performance

Portfolio Manager(s)
Cynthia J. Clemson and William J. Delahunty, Jr., CFA
% Average Annual Total Returns 1,2	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	05/29/2009	5.60%	1.50%	3.23%
Fund at Market Price	—	(1.82)	(0.71)	3.18

Bloomberg Municipal Bond Index	—	3.13%	1.59%	2.66%
% Premium/Discount to NAV 3
As of period end	(10.32)%
Distributions 4
Total Distributions per share for the period	$0.75
Distribution Rate at NAV	4.05%
Taxable-Equivalent Distribution Rate at NAV	6.85
Distribution Rate at Market Price	4.52
Taxable-Equivalent Distribution Rate at Market Price	7.64
% Total Leverage 5
Residual Interest Bond (RIB) Financing	12.09%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
National Municipal Opportunities Trust
March 31, 2024
Fund Profile

Credit Quality (% of total investments) 1,2
Footnotes:
1	For purposes of the Fund’s rating restrictions, ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.
2	The chart includes the municipal bonds held by a trust that issues residual interest bonds, consistent with the Portfolio of Investments.

Eaton Vance
National Municipal Opportunities Trust
March 31, 2024
The Fund's Investment Objectives, Principal Strategies and Principal Risks
‡

Investment Objectives.
The Fund’s primary investment objective is to provide current income exempt from federal income tax. Capital appreciation is a secondary objective.
Principal Strategies.
During normal market conditions, the Fund will invest at least 80% of its gross assets in debt obligations issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax (“municipal obligations”). For purposes of this 80% policy, municipal obligations will include investments in residual interest bonds whose interest is exempt from regular federal income tax.
During normal market conditions, at least 70% of the Fund’s investments in municipal obligations will be investment grade quality at time of investment. A municipal obligation is considered investment grade quality if it is either (i) rated within the four highest ratings categories by at least one nationally recognized statistical rating organization (a “Rating Agency”), which are those rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or higher by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch”), or (ii) an unrated municipal obligation that the Fund’s investment adviser considers to be of investment grade quality. If a municipal obligation is rated differently by two or more Rating Agencies, the Fund will use the higher of such ratings (the “Municipal Obligation Rating”). If a municipal obligation is insured, the Fund will use the higher of the Municipal Obligation Rating or the insurance issuer’s rating. Securities rated in the fourth highest category (i.e., Baa by Moody’s or BBB by S&P or Fitch) are considered investment grade quality, but may have speculative characteristics.
Up to 30% of the Fund’s investments in municipal obligations may be below investment grade quality at time of investment. A municipal obligation is considered below investment grade quality if it is either (i) rated below investment grade by a Rating Agency, or (ii) an unrated municipal obligation that the Fund’s investment adviser considers to be of comparable quality. Municipal obligations of below investment grade quality (commonly referred to as “junk” bonds) involve special risks as compared to municipal obligations of investment grade quality. These risks include greater sensitivity to a general economic downturn, greater market price volatility and less secondary market trading. The Fund may invest in below investment grade municipal obligations of any quality. This means that the Fund’s investments in municipal obligations may include securities of issuers that are having financial difficulties, which may include being in default on obligations to pay principal or interest thereon when due or involved in bankruptcy or insolvency proceedings (such securities are commonly referred to as “distressed securities”). While the Fund is not limited in its exposure to any issuer or obligor, the Fund generally will not invest more than 2% of its gross assets in any single security of below investment grade quality. Under normal market conditions, the Fund will seek to maintain an average credit quality of investment grade.
Up to 20% of the Fund’s investments in municipal obligations may be subject to the alternative minimum tax. Up to 5% of the Fund’s investments in municipal obligations may be collateralized by the proceeds from class action or other litigation against the tobacco industry. Such municipal obligations are backed solely by expected revenues to be derived from lawsuits involving tobacco-related deaths and illnesses which were settled between certain states and American tobacco companies. The Fund invests in residual interest bonds, also known as inverse floating rate securities, which have the economic effect of leverage. If the Fund invests 25% or more of its gross assets in any one state (or U.S. territory) the Fund may be more susceptible to adverse economic, political or regulatory occurrences affecting a particular state (or territory).
The Fund may purchase municipal obligations in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms that include fixed coupon, variable rate, zero-coupon, capital appreciation bonds, residual interest bonds and short-term floating-rate securities. Such municipal obligations may be acquired through investments in pooled vehicles, partnerships, or other investment companies. No established resale market exists for certain of the municipal obligations in which the Fund may invest. The Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or are subject to restrictions on resale.
In addition to investing in residual interest bonds, the Fund may invest without limitation in other derivative instruments (which are instruments that derive their value from another instrument, security or index) acquired for hedging purposes. The Fund may purchase and sell various kinds of financial futures contracts and related options, including futures contracts and related options based on various debt securities and securities indices. The Fund also may enter into interest rate, total return and other swaps and forward rate contracts to seek to hedge against changes in interest rates or for other risk management purposes.
During unusual market conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objective(s) and other policies.
Principal Risks
Market Discount Risk.
As with any security, the market value of the common shares may increase or decrease from the amount initially paid for the common shares. The Fund’s common shares have traded both at a premium and at a discount relative to NAV. The shares of closed-end management investment companies frequently trade at a discount from their NAV. This is a risk separate and distinct from the risk that the Fund’s NAV may decrease.
Investment and Market Risk.
An investment in common shares of the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in common shares represents an indirect investment in the securities owned by the Fund, which will generally trade in the over-the-counter (“OTC”) markets. The common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
National Municipal Opportunities Trust
March 31, 2024
The Fund's Investment Objectives, Principal Strategies and Principal Risks
‡
 — continued

The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the
U.S. and global markets and include events such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of such resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility. No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.
Municipal Obligations Risk
. The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. The increased presence of nontraditional participants (such as proprietary trading desks of investment banks and hedge funds) or the absence of traditional participants (such as individuals, insurance companies, banks and life insurance companies) in the municipal markets may lead to greater volatility in the markets because non-traditional participants may trade more frequently or in greater volume.
Interest Rate Risk.
In general, the value of debt instruments will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise. Duration measures the time-weighted expected cash flows of a fixed-income security, while maturity refers to the amount of time until a fixed-income security matures. Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile. Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. Because the Fund is managed toward an income objective, it may hold more longer-duration or maturity obligations and thereby be more exposed to interest rate risk than municipal income funds that are managed with a greater emphasis on total return. The impact of interest rate changes is significantly less for floating-rate instruments that have relatively short periodic rate resets (e.g., ninety days or less). In a rising interest rate environment, the durations or effective maturities of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate. Certain instruments held by the Fund were historically based on the London Interbank Offered Rate (“LIBOR”), which was the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR historically was used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. Upon a determination by regulators to phase out the use of LIBOR, market participants have been transitioning to the use of alternative reference rates over the past few years. As of June 30, 2023, the administrator of LIBOR ceased publishing LIBOR settings. The impact of the transition away from LIBOR  on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The transition away from  LIBOR and the use of replacement rates may adversely affect transactions that used LIBOR as a reference rate, financial institutions, funds and other market participants that engaged in such transactions, and the financial markets generally.
Credit Risk.
Investments in municipal obligations and other debt obligations (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value. Municipal obligations may be insured as to principal and interest payments. If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected.
Lower Rated Investments Risk.
Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) are speculative because of increased credit risk relative to other fixed income investments. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.
Inflation Risk/Deflation Risk.
Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions thereon can decline. In addition, during periods of rising inflation, short-term interest rates and the Fund’s cost of leverage would likely increase, reducing returns to the common shareholders to the extent that such increased cost is not offset by commensurately higher income. Deflation risk is the risk that prices throughout the economy decline over time − the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s investments.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
National Municipal Opportunities Trust
March 31, 2024
The Fund's Investment Objectives, Principal Strategies and Principal Risks
‡
 — continued

Unrated Securities Risk.
The Fund may invest in unrated obligations for which Eaton Vance will make a credit quality determination for purposes of the Fund’s credit quality policy. To the extent that the Fund invests in such unrated obligations, the Fund’s credit quality will be more dependent on Eaton Vance’s credit analysis than if the Fund invested in only rated obligations. Some unrated securities may not have an active trading market or may be difficult to value.
Leverage Risk.
Certain Fund transactions may give rise to leverage. Leverage can result from a non-cash exposure to an underlying reference instrument. Leverage can also result from borrowings, issuance of preferred shares or participation in residual interest bond transactions. Leverage can increase both the risk and return potential of the Fund. The use of leverage may cause the Fund to maintain liquid assets or liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. Leverage may cause the Fund’s NAV to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the Fund’s portfolio securities. The loss on leveraged investments may substantially exceed the initial investment.
Risk of Residual Interest Bonds.
The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond. The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when short-term rates increase. The value and market for residual interest bonds are volatile and such bonds may have limited liquidity. As required by applicable accounting standards, the Fund records interest expense on its liability with respect to floating-rate notes and also records offsetting interest income in an amount equal to this expense.
Call and Reinvestment Risks.
If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund would likely replace such called security with a lower yielding security. If that were to happen, it could decrease the Fund’s dividends and possibly could affect the market price of common shares. Similar risks exist when the Fund invests the proceeds from matured or traded municipal obligations at market interest rates that are below the Fund’s current earnings rate.
Municipal Lease Obligations (“MLOs”) and Certificates of Participation.
The Fund may invest in MLOs and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. MLOs are bonds that are secured by lease payments made by the party, typically a state or municipality, leasing the facilities (e.g., schools or office buildings) that were financed by the bond. Interest income from MLOs is generally exempt from local and state taxes in the state of issuance. MLOs, like other municipal debt obligations, are subject to the risk of non-payment. Although MLOs do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, the leasing state or municipality may be obligated to appropriate funds from its general tax revenues to make lease payments as long as it utilizes the leased property. Other lease payments may be subject to annual appropriation or may be made only from revenues associated with the facility financed. For example, certain lease obligations contain “non-appropriation” clauses, which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis, which function to render constitutional and statutory requirements for the issuance of debt inapplicable to such obligations. In addition, such leases or contracts may be subject to temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although “non-appropriation” lease obligations may be secured by the leased property, disposition of the property in the event of foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover ownership of the assets.
A certificate of participation (also referred to as a “participation”) in a municipal lease is an instrument evidencing a pro rata share in a specific pledged revenue stream, usually lease payments by the issuer that are typically subject to annual appropriation. The certificate generally entitles the holder to receive a share, or participation, in the payments from a particular project. Certificates of participation involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificate of participation to exercise remedies with respect to an underlying lease. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.
MLOs and participations therein represent a type of financing that may not have the depth of marketability associated with more conventional securities and, as such, they may be less liquid than conventional securities. Certain MLOs may be deemed illiquid, unless determined by the Fund’s investment adviser, pursuant to guidelines adopted by the Board, to be liquid securities. The Fund’s investment adviser will consider the factors it believes are relevant to the marketability of the obligation, to the extent that information regarding such factor is available to the Fund’s investment adviser and pertinent to the liquidity determination, which may include: (1) the willingness of dealers to bid for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the obligation, the method of soliciting offers, and the mechanics of transfer; (5) the willingness of the governmental issuer to continue to appropriate funds for the payment of the obligation; (6) how likely or remote an event of non-appropriation may be, which depends in varying degrees on a variety of factors, including those relating to the general creditworthiness of the governmental issuer, its dependence on its continuing access to the credit markets, and the importance to the issuer of the equipment, property or facility covered by the lease or contract; (7) an assessment of the likelihood that the lease may or may not be cancelled; and (8) other factors and information unique to the obligation in determining its liquidity.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
National Municipal Opportunities Trust
March 31, 2024
The Fund's Investment Objectives, Principal Strategies and Principal Risks
‡
 — continued

The ability of issuers of MLOs to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated
and
reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income from and value of the obligation. Issuers of MLOs might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, holders of MLOs could experience delays and limitations with respect to the collection of principal and interest on such MLOs and may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Fund might take possession of and manage the assets securing the issuer’s obligations on such securities or otherwise incur costs to protect its right, which may increase the Fund’s operating expenses and adversely affect the net asset value of the Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Fund would not have the right to take possession of the assets. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.
Restricted Securities Risk.
Unless registered for sale to the public under applicable federal securities law, restricted securities can be sold only in private transactions to qualified purchasers pursuant to an exemption from registration. The sale price realized from a private transaction could be less than the Fund’s purchase price for the restricted security. It may be difficult to identify a qualified purchaser for a restricted security held by the Fund and such security could be deemed illiquid. It may also be more difficult to value such securities.
Derivatives Risk.
The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in OTC markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in (or be unable to achieve) the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment. A derivative investment also involves the risks relating to the reference instrument underlying the investment.
Counterparty Risk.
Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to its derivatives positions and liquidity providers for the Fund’s residual interest bonds or other investments supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the municipals markets have recently incurred significant financial hardships, including bankruptcy and material loss of credit standing as a result of exposure to investments that have experienced defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations. By using derivatives or other instruments that expose the Fund to counterparties, the Fund assumes the risk that its counterparties could experience future financial hardship.
The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund.
Liquidity Risk.
The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.
Insurance Risk.
Municipal obligations may be insured as to their scheduled payment of principal and interest. Although the insurance feature may reduce some financial risks, the premiums for insurance and the higher market price sometimes paid for insured obligations may reduce the current yield on the insured obligation. Insured obligations also may be secured by bank credit agreements or escrow accounts. Changes in the ratings of an insurer may affect the value of an insured obligation, and in some cases may even cause the value of a security to be less than a comparable uninsured obligation. The insurance does not guarantee the market value of the insured obligation or the net asset value of the Fund’s shares. The credit rating of an insured obligation reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured obligation. Although defaults on insured municipal obligations have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher than expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. Because a significant portion of insured municipal obligations that have been issued and are outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies, such as a credit rating downgrade, could have a significant adverse effect on the value of the municipal obligations insured by that insurance company and on the municipal bond markets as a whole.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
National Municipal Opportunities Trust
March 31, 2024
The Fund's Investment Objectives, Principal Strategies and Principal Risks
‡
 — continued

Current Regulatory Environment Risk.
From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal obligations. This could in turn affect the Fund’s net asset value and ability to acquire and dispose of municipal obligations at desirable yield and price levels.
At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the Fund. Legislation or regulation may change the way in which the Fund itself is regulated. The Fund’s investment adviser cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.
State Specific Risk.
If the Fund focuses its investments in any one state (or U.S. territory), the Fund may be more susceptible to adverse economic, political or regulatory occurrences affecting a particular state (or territory). Certain municipal bond issuers in Puerto Rico have recently experienced financial difficulties and rating agency downgrades, and two such issuers have defaulted on their payment obligations.
Up to 5% of the Fund’s investments in municipal obligations may be collateralized by the proceeds from class action or other litigation against the tobacco industry. Such municipal obligations are backed solely by expected revenues to be derived from lawsuits involving tobacco-related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between 46 states and nearly all of the major U.S. tobacco manufacturers. Under the terms of the MSA, the actual amount of future settlement payments by tobacco manufacturers is dependent on many factors, including, but not limited to, annual domestic cigarette shipments, reduced cigarette consumption, increased taxes on cigarettes, inflation, financial capability of tobacco companies, continuing litigation and the possibility of tobacco manufacturer bankruptcy. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.
Sector and Geographic Risk.
Because the Fund may invest a significant portion of its assets in obligations issued in a particular state and/or U.S. territories and in certain types of municipal or other obligations and/or in certain sectors, the value of Fund shares may be affected by events that adversely affect that state, U.S. territory, sector or type of obligation and may fluctuate more than that of a fund that invests more broadly. General obligation bonds issued by municipalities are adversely affected by economic downturns and any resulting decline in tax revenues.
Recent Market Conditions.
The outbreak of COVID-19 and efforts to contain its spread resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus, and the effects of other infectious illness outbreaks, epidemics or pandemics, may be short term continue for an extended period of time. Health crises caused by outbreaks of disease may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. For example, a global pandemic or other widespread health crisis could cause substantial market volatility and exchange trading suspensions and closures. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers. The coronavirus outbreak and public and private sector responses thereto led to large portions of the populations of many countries working from home for indefinite periods of time, temporary or permanent layoffs, disruptions in supply chains, and lack of availability of certain goods. The impact of such responses could adversely affect the information technology and operational systems upon which the Fund and the Fund’s service providers rely, and could otherwise disrupt the ability of the employees of the Fund’s service providers to perform critical tasks relating to the Fund. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.
Risks Associated with Active Management.
The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions and there is no guarantee that such decisions will produce the desired results or expected returns.
Tax Risk.
Income from tax-exempt municipal obligations could be declared taxable because of changes in tax laws, adverse interpretations by the relevant taxing authority or the non-compliant conduct of the issuer of an obligation.
Futures Risk.
Although some futures contracts call for making or taking delivery of the underlying reference instrument, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The Fund’s investment adviser has claimed an exclusion from the definition of a Commodity Pool Operator under the Commodity Exchange Act with respect to the Fund and therefore, neither the Fund’s investment adviser nor the Fund are subject to registration or regulation thereunder.
Geopolitical Risk.
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, health emergencies (such
See Endnotes and Additional Disclosures in this report.

Eaton Vance
National Municipal Opportunities Trust
March 31, 2024
The Fund's Investment Objectives, Principal Strategies and Principal Risks
‡
 — continued

as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political discord, war or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. Other financial, economic and other global market and social developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods).
Such global events may negatively impact broad segments of businesses and populations, cause a significant negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price, and/or exacerbate preexisting political, social and economic risks to the Fund. The Fund’s operations may be interrupted and any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. There is a risk that you may lose money by investing in the Fund.
Tax-Sensitive Investing Risk.
The Fund may hold a security in order to achieve more favorable tax-treatment or to sell a security in order to create tax losses. The Fund’s utilization of various tax-management techniques may be curtailed or eliminated by tax legislation, regulation or interpretations. The Fund may not be able to minimize taxable distributions to shareholders and a portion of the Fund’s distributions may be taxable.
Cybersecurity Risk.
With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cybersecurity failures by or breaches of the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, may disrupt and otherwise adversely affect their business operations. This may result in financial losses to the Fund, impede Fund trading, interfere with the Fund’s ability to calculate its net asset value, interfere with Fund shareholders’ ability to transact business or cause violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
When-Issued and Delayed-Delivery Transactions Risk.
Securities may be purchased on a “forward commitment,” “when-issued” or “delayed delivery” basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. When the Fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement to purchase. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment, when-issued or delayed delivery transactions, if the seller or buyer, as the case may be, fails to consummate the transaction the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction. Such transactions may be considered a form of leverage.
Pooled Investment Vehicles Risk.
Pooled investment vehicles are open- and closed-end investment companies and exchange-traded funds (“ETFs”). Pooled investment vehicles are subject to the risks of investing in the underlying securities or other investments. Shares of closed-end investment companies and ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. In addition, the Fund will bear a pro rata portion of the operating expenses of a pooled investment vehicle in which it invests.
Market Disruption.
Global instability, war, geopolitical tensions and terrorist attacks in the United States and around the world have previously resulted, and may in the future result in market volatility and may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of significant future events on the global economy and securities markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the common shares.
Swaps Risk.
Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined reference instrument or instruments, which can be adjusted for an interest rate factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index). Other types of swap agreements may calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a party’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Whether the use of swap agreements will be successful will depend on the Adviser’s ability to predict correctly whether certain types of reference instruments are likely to produce greater returns than other instruments. Swap agreements may be subject to contractual restrictions on transferability and termination and they may have terms of greater than seven days. The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund under the swap). Developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements, as well as to participate in swap agreements in the future. If there is a default by the counterparty to a swap, the Fund will have contractual remedies pursuant to the swap agreement, but any recovery may be delayed depending on the circumstances of the default.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
National Municipal Opportunities Trust
March 31, 2024
The Fund's Investment Objectives, Principal Strategies and Principal Risks
‡
 — continued

Duration and Maturity Risk.
Holding long duration and long maturity investments will expose the Fund to certain magnified risks. These risks include interest rate risk, credit risk and liquidity risks as discussed above.
Hedging Risk.
The Fund’s use of derivatives or other transactions to reduce risks involves costs and will be subject to Eaton Vance’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that Eaton Vance’s judgment in this respect will be correct. In addition, no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain, if any, in the value of the underlying asset in the Fund’s portfolio; the limited availability of such instruments; the loss of principal; the possible default of the other party to the transaction; illiquidity of the derivative investments; and the imperfect correlation between the tax-exempt and taxable markets. Furthermore, the ability to successfully use hedging transactions depends on the Eaton Vance’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of hedging transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell.
Anti-takeover Provisions.
The Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) and Amended and Restated By-Laws include provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. For example, pursuant to the Declaration of Trust, the Board is divided into three classes of Trustees with each class serving for a three-year term and certain types of transactions require the favorable vote of holders of at least 75% of the outstanding shares of the Fund.
General Fund Investing Risks
. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Potential Conflicts of Interest
As a diversified global financial services firm, Morgan Stanley, the parent company of the investment adviser, engages in a broad spectrum of activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of the Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor Morgan Stanley funds, programs, accounts or businesses, (other than funds, programs, accounts or businesses sponsored, managed, or advised by former direct or indirect subsidiaries of Eaton Vance Corp. (“Eaton Vance Investment Accounts”)), the “MS Investment Accounts,” and, together with the Eaton Vance Investment Accounts, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.
Material Non-public Information.
It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the investment adviser. If such information becomes available, the investment adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley.
Investments by Morgan Stanley and its Affiliated Investment Accounts.
In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the investment adviser and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. A Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the investment adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the investment adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate investment opportunities in a fair and equitable manner, the investment adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the investment adviser, including the Fund(s), fair access to investment opportunities, consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the investment adviser.
Investments by Separate Investment Departments.
The entities and individuals that provide investment-related services for the Fund and certain other Eaton Vance Investment Accounts (the “Eaton Vance Investment Department”) may be different from the entities and individuals that provide investment-related services to MS Investment Accounts (the “MS Investment Department” and, together with the Eaton Vance Investment Department, the “Investment Departments”). Although Morgan Stanley has implemented information barriers between the Investment Departments in accordance with internal policies and procedures, each Investment Department may engage in discussions and share information and resources with the other Investment Department on certain investment-related matters. A MS Investment Account could trade in advance of a Fund (and vice versa), might complete trades more quickly and efficiently than a Fund, and/or achieve different execution than a Fund on the same or similar investments made contemporaneously.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
National Municipal Opportunities Trust
March 31, 2024
The Fund's Investment Objectives, Principal Strategies and Principal Risks
‡
 — continued

Morgan Stanley Trading and Principal Investing Activities.
Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of a Fund.
Morgan Stanley’s Investment Banking and Other Commercial Activities.
Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund.
General Process for Potential Conflicts.
All of the transactions described above involve the potential for conflicts of interest between the investment adviser, related persons of the investment adviser and/or their clients. The Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Investment Company Act of 1940, as amended (the “1940 Act”), and the Employee Retirement Income Security Act, as amended (“ERISA”) impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the investment adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
National Municipal Opportunities Trust
March 31, 2024
Summary of Fund Expenses

The purpose of the table below is to help you understand all fees and expenses that you, as a common shareholder, would bear directly or indirectly. The table reflects leverage attributable to floating-rate notes for the fiscal year ended March 31, 2024 in an amount equal to 13.10% of the Fund's average gross assets (including floating-rate notes) and shows Fund expenses stated as a percentage of net assets attributable to common shares, and not as a percentage of total assets.
Common shareholder transaction expenses
Sales load paid by you (as a percentage of offering price)	— 1
Offering expenses (as a percentage of offering price)	None 2
Dividend reinvestment plan fees	$ 5.00 3
Annual expenses	Percentage of net assets attributable to common shares 4
Investment adviser fee	0.69% 5
Interest expense	0.62 6
Other expenses	0.11
Total annual Fund operating expenses	1.42%
Example
The following Example illustrates the expenses that common shareholders would pay on a $1,000 investment in common shares, assuming (i) total annual expenses of 1.42% of net assets attributable to common shares in years 1 through 10; (ii) a 5% annual return; and (iii) all distributions are reinvested at NAV:
1 Year	3 Years	5 Years	10 Years
$14	$45	$78	$170
The above table and example and the assumption in the example of a 5% annual return are required by regulations of the U.S. Securities and Exchange Commission (“SEC”) that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Trust’s common shares. In addition, while the example assumes reinvestment of all dividends and distributions at NAV, participants in the Trust’s dividend reinvestment plan may receive common shares purchased or issued at a price or value different from NAV. The example does not include sales load or estimated offering costs, which would cause the expenses shown in the example to increase.
The example should not be considered a representation of past or future expenses, and the Trust’s actual expenses may be greater or less than those shown. Moreover, the Trust’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
1
If common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load.
2
Eaton Vance Management (“EVM”) will pay the expenses of the offering (other than the applicable commissions); therefore, offering expenses are not included in the Summary of Fund Expenses. Offering expenses generally include, but are not limited to, the preparation, review and filing with the SEC of the Trust’s registration statement (including its current Prospectus Supplement, the accompanying Prospectus and Statement of Additional Information (“SAI”)), the preparation, review and filing of any associated marketing or similar materials, costs associated with the printing, mailing or other distribution of its current Prospectus Supplement, the accompanying Prospectus, SAI and/or marketing materials, associated filing fees, stock exchange listing fees, and legal and auditing fees associated with the offering.
3
You will be charged a $5.00 service charge and pay brokerage charges if you direct the plan agent to sell your common shares held in a dividend reinvestment account.
4
Stated as a percentage of average net assets attributable to common shares for the year ended March 31, 2024.
5
The investment adviser fee paid by the Trust to EVM is based on the average daily gross assets of the Trust, including all assets attributable to any form of investment leverage that the Trust may utilize. Accordingly, if the Trust were to increase investment leverage in the future, the investment adviser fee will increase as a percentage of net assets.
6
Interest expense relates to the Trust’s liability with respect to floating-rate notes held by third parties in conjunction with investments in residual interest bonds. The Trust records offsetting interest income in an amount at least equal to this expense relating to the municipal obligations underlying such transactions.

Eaton Vance
National Municipal Opportunities Trust
March 31, 2024
Trading and NAV Information

The Trust’s common shares have traded both at a premium and a discount to NAV. The Trust cannot predict whether its shares will trade in the future at a premium or discount to NAV. The provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock. The issuance of common shares may have an adverse effect on prices in the secondary market for the Trust’s common shares by increasing the number of common shares available, which may put downward pressure on the market price for the Trust’s common shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV.
In addition, the Trust’s Board of Trustees has authorized the Trust to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value.  The share repurchase program does not obligate the Trust to purchase a specific amount of shares. The results of the share repurchase
program are disclosed in the Trust’s annual and semi-annual reports to shareholders.
The following table sets forth for each of the periods indicated the high and low closing market prices for the common shares on the New York Stock Exchange, and the corresponding NAV per share and the premium
or discount to NAV per share at which the Trust’s common shares were trading as of such date.
	Market Price ($)		NAV per Share on Date of Market Price ($)		NAV Premium/(Discount) on Date of Market Price (%)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
March 31, 2024	17.14	16.48	18.50	18.32	(7.35)	(10.04)
December 31, 2023	17.05	14.80	18.53	16.59	(7.99)	(10.79)
September 30, 2023	17.50	15.93	18.29	16.99	(4.32)	(6.24)
June 30, 2023	18.02	17.06	18.63	18.35	(3.27)	(7.03)
March 31, 2023	18.03	16.48	18.47	17.93	(2.38)	(8.09)
December 31, 2022	17.95	15.53	18.23	16.87	(1.54)	(7.94)
September 30, 2022	19.19	16.12	18.93	17.45	1.37	(7.62)
June 30, 2022	18.93	16.38	20.07	18.32	(5.68)	(10.59)

Eaton Vance
National Municipal Opportunities Trust
March 31, 2024
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.
‡	The information contained herein is provided for informational purposes only and does not constitute a solicitation of an offer to buy or sell Fund shares. Common shares of the Fund are available for purchase and sale only at current market prices in secondary market trading.

1	Bloomberg Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
2	Performance results reflect the effects of leverage.
3	The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.
4	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.
Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes.
5	Fund employs RIB financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater price volatility). The cost of leverage rises and falls with changes in short-term interest rates. See “Floating Rate Notes Issued in Conjunction with Securities Held” in the notes to the financial statements for more information about RIB financing. RIB leverage represents the amount of Floating Rate Notes outstanding at period end as a percentage of Fund net assets plus Floating Rate Notes.
Fund profile subject to change due to active management.
Additional Information
Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.
Important Notice to Shareholders
On January 26, 2023, the Fund’s Board of Trustees voted to exempt, on a going forward basis, all prior and, until further notice, new acquisitions of Fund shares that otherwise might be deemed “Control Share Acquisitions” under the Fund’s By-Laws from the Control Share Provisions of the Fund’s By-Laws.

Eaton Vance
National Municipal Opportunities Trust
March 31, 2024
Portfolio of Investments

Corporate Bonds — 2.3%
Security	Principal Amount (000's omitted)	Value
Education — 0.7%
Grand Canyon University, 4.125%, 10/1/24	$2,000	$ 1,948,920
		$ 1,948,920
Hospital — 0.7%
Montefiore Obligated Group, 4.287%, 9/1/50	$3,240	$ 2,044,219
		$ 2,044,219
Other Revenue — 0.9%
Morongo Band of Mission Indians, 7.00%, 10/1/39 (1)	$2,430	$ 2,571,135
		$ 2,571,135
Total Corporate Bonds (identified cost $8,268,893)		$ 6,564,274

Tax-Exempt Municipal Obligations — 104.6%
Security	Principal Amount (000's omitted)	Value
Bond Bank — 2.4%
Texas Water Development Board:
4.80%, 10/15/52	$1,500	$ 1,585,560
5.00%, 10/15/47 (2)	5,000	5,457,400
		$ 7,042,960
Education — 2.0%
Arizona Industrial Development Authority, (Doral Academy of Nevada), 5.00%, 7/15/49 (1)	$560	$ 535,584
Arizona Industrial Development Authority, (Pinecrest Academy of Nevada), 4.00%, 7/15/50 (1)	185	148,401
Boyle County, KY, (Centre College), 4.50%, 6/1/53	1,000	990,330
Capital Trust Agency, FL, (Florida Charter Educational Foundation, Inc.):
5.375%, 6/15/38 (1)	210	208,847
5.375%, 6/15/48 (1)	395	374,744
District of Columbia, (KIPP DC), 4.00%, 7/1/44	410	379,590
Illinois Finance Authority, (DePaul College Prep Foundation), 5.625%, 8/1/53 (1)	750	783,983
Jacksonville, FL, (Jacksonville University), 5.00%, 6/1/53 (1)	1,000	918,200
Public Finance Authority, WI, (North Carolina Leadership Academy), 5.00%, 6/15/54 (1)	455	417,877
Security	Principal Amount (000's omitted)	Value
Education (continued)
Public Finance Authority, WI, (Roseman University of Health Sciences):
4.00%, 4/1/52 (1)	$245	$ 210,935
5.00%, 4/1/40 (1)	620	635,153
5.00%, 4/1/50 (1)	165	165,677
Yonkers Economic Development Corp., NY, (Lamartine/Warburton, LLC - Charter School of Educational Excellence), 5.00%, 10/15/49	70	69,118
		$ 5,838,439
Electric Utilities — 7.3%
Austin, TX, Electric Utility Revenue, 5.25%, 11/15/53 (2)	$4,000	$ 4,413,880
Burke County Development Authority, GA, (Oglethorpe Power Corp.), 4.125%, 11/1/45	5,750	5,348,017
Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), 3.20%, 7/1/39	1,000	661,340
Lower Colorado River Authority, TX, (LCRA Transmission Services Corp.), 5.50%, 5/15/47	2,000	2,211,320
Omaha Public Power District, NE, 5.00%, 2/1/47	4,000	4,339,360
South Carolina Public Service Authority, 5.50%, 12/1/54	4,000	4,002,960
		$ 20,976,877
Escrowed/Prerefunded — 0.2%
Multnomah County Hospital Facilities Authority, OR, (Mirabella at South Waterfront), Escrowed to Maturity, 5.00%, 10/1/24	$185	$ 185,957
New Jersey Economic Development Authority, (School Facilities Construction), Prerefunded to 12/15/28, 5.00%, 6/15/43	275	303,193
Public Finance Authority, WI, (Roseman University of Health Sciences):
Prerefunded to 4/1/30, 5.00%, 4/1/40 (1)	35	39,281
Prerefunded to 4/1/30, 5.00%, 4/1/50 (1)	10	11,223
Prerefunded to 4/1/32, 4.00%, 4/1/52 (1)	5	5,473
		$ 545,127
General Obligations — 12.1%
Azle Independent School District, TX, (PSF Guaranteed), 4.00%, 2/15/54	$1,030	$ 975,791
Chicago Board of Education, IL:
5.00%, 12/1/42	6,410	6,409,615
6.00%, 12/1/49	1,750	1,946,402
Denton Independent School District, TX, (PSF Guaranteed), 5.00%, 8/15/53 (1)(2)	4,000	4,337,080
Humble Independent School District, TX, (PSF Guaranteed), 4.00%, 2/15/54	900	870,246

See Notes to Financial Statements.

Eaton Vance
National Municipal Opportunities Trust
March 31, 2024
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
General Obligations (continued)
Hurst-Euless-Bedford Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/50	$2,500	$ 2,419,550
Jackson County School District No. 6, OR, 0.00%, 6/15/41	710	329,220
Lamar Consolidated Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/58 (1)(2)	2,500	2,693,275
Leander Independent School District, TX, (PSF Guaranteed), 5.00%, 8/15/47 (2)	4,000	4,315,800
Pasadena Independent School District, TX, (PSF Guaranteed), 4.25%, 2/15/53	5,000	4,972,400
Puerto Rico:
0.00%, 7/1/33	2,000	1,314,900
4.00%, 7/1/35	2,127	2,090,926
Township of Freehold, NJ:
1.00%, 10/15/29	575	507,909
1.00%, 10/15/30	1,035	893,174
1.00%, 10/15/31	975	816,485
		$ 34,892,773
Hospital — 5.8%
Allegheny County Hospital Development Authority, PA, (Allegheny Health Network Obligated Group), 5.00%, 4/1/47	$3,000	$ 3,045,480
Chattanooga Health, Educational and Housing Facility Board, TN, (CommonSpirit Health), 4.00%, 8/1/44	670	644,620
Geisinger Authority, PA, (Geisinger Health System), 4.00%, 2/15/47	1,105	1,056,270
Illinois Finance Authority, (Presence Health Network), 4.00%, 2/15/36	2,500	2,524,700
Michigan Finance Authority, (McLaren Health Care), 4.00%, 2/15/47	1,000	944,760
Montgomery County Higher Education and Health Authority, PA, (Thomas Jefferson University Obligated Group), 5.00%, 5/1/57	3,000	3,115,530
Muskingum County, OH, (Genesis HealthCare System Obligated Group), 5.00%, 2/15/44	1,330	1,243,324
New York Dormitory Authority, (Northwell Health Obligated Group), 5.00%, 5/1/52	1,215	1,283,368
Pennsylvania Economic Development Financing Authority, (UPMC), 4.00%, 5/15/48	500	474,920
West Virginia Hospital Finance Authority, (West Virginia University Health System Obligated Group), 4.375%, 6/1/53	2,025	2,043,954
Westchester County Local Development Corp., NY, (Westchester Medical Center Obligated Group), 6.25%, 11/1/52	225	256,876
		$ 16,633,802
Security	Principal Amount (000's omitted)	Value
Housing — 5.5%
CSCDA Community Improvement Authority, CA, (City of Orange Portfolio), Essential Housing Revenue, Social Bonds, 3.00%, 3/1/57 (1)	$4,255	$ 2,961,735
Indiana Housing and Community Development Authority, SFMR, Social Bonds, (FHLMC), (FNMA), (GNMA), 4.70%, 7/1/53	2,000	2,000,980
New Mexico Mortgage Finance Authority, (FHLMC), (FNMA), (GNMA), 4.25%, 9/1/43	990	972,388
Pennsylvania Housing Finance Agency, SFMR, Sustainability Bonds, 5.45%, 4/1/51	3,500	3,707,130
Rhode Island Housing and Mortgage Finance Corp., Social Bonds, (FHLMC), (FNMA), (GNMA), 4.65%, 10/1/53	1,690	1,682,750
Texas Department of Housing and Community Affairs, (GNMA), 5.125%, 1/1/54 (3)	1,555	1,623,249
Washington Housing Finance Commission, Sustainability Bonds, 3.375%, 4/20/37	3,396	3,062,970
		$ 16,011,202
Industrial Development Revenue — 8.5%
Arkansas Development Finance Authority, (United States Steel Corp.), Green Bonds, (AMT), 5.70%, 5/1/53	$2,540	$ 2,638,654
Henderson, KY, (Pratt Paper, LLC), (AMT), 4.70%, 1/1/52 (1)	2,000	1,990,640
Houston, TX, (United Airlines, Inc.), (AMT), 4.00%, 7/15/41	2,980	2,795,866
Iowa Finance Authority, (Iowa Fertilizer Co.), 5.00%, 12/1/50	1,500	1,584,075
Maine Finance Authority, (Casella Waste Systems, Inc.), (AMT), 5.125% to 8/1/25 (Put Date), 8/1/35 (1)	725	728,320
National Finance Authority, NH, (Covanta):
4.625%, 11/1/42 (1)	1,415	1,261,359
(AMT), 4.875%, 11/1/42 (1)	1,555	1,397,541
New Hampshire Business Finance Authority, (Casella Waste Systems, Inc.), 2.95%, 4/1/29 (1)	560	518,454
New York Liberty Development Corp., (Goldman Sachs Group, Inc.), 5.25%, 10/1/35	2,560	3,024,870
New York Transportation Development Corp., (Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment), (AMT), 5.00%, 10/1/40	2,765	2,868,936
Niagara Area Development Corp., NY, (Covanta), (AMT), 4.75%, 11/1/42 (1)	2,000	1,769,220
Phenix City Industrial Development Board, AL, (MeadWestvaco Coated Board), (AMT), 4.125%, 5/15/35	3,935	3,926,146
Vermont Economic Development Authority, (Casella Waste Systems, Inc.), (AMT), 4.625% to 4/3/28 (Put Date), 4/1/36 (1)	145	145,025
		$ 24,649,106

See Notes to Financial Statements.

Eaton Vance
National Municipal Opportunities Trust
March 31, 2024
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Insured - Electric Utilities — 1.8%
Georgia Municipal Electric Authority, (Plant Vogtle Units 3 & 4 Project J), (AGM), 5.00%, 7/1/64	$1,875	$ 1,981,313
Lower Colorado River Authority, TX, (LCRA Transmission Services Corp.), (AGM), 5.25%, 5/15/53 (2)	3,000	3,284,970
		$ 5,266,283
Insured - Hospital — 1.6%
Columbia County Hospital Authority, GA, (Wellstar Health System, Inc.), (AGM), 5.00%, 4/1/53	$1,500	$ 1,602,300
West Virginia Hospital Finance Authority, (Vandalia Health), (AGM), 5.50%, 9/1/48	2,000	2,231,180
Westchester County Local Development Corp., NY, (Westchester Medical Center Obligated Group), (AGM), 5.00%, 11/1/51	810	856,202
		$ 4,689,682
Insured - Housing — 0.1%
Knox County Health Educational and Housing Facility Board, TN, (University of Tennessee), (BAM), 5.00%, 7/1/64	$325	$ 342,508
		$ 342,508
Insured - Other Revenue — 0.1%
New York City Industrial Development Agency, NY, (Queens Baseball Stadium), (AGM), 3.00%, 1/1/46	$280	$ 225,604
		$ 225,604
Insured - Special Tax Revenue — 4.7%
Miami-Dade County, FL, Professional Sports Franchise Facilities:
(AGC), 6.875%, 10/1/34	$4,000	$ 4,824,320
(AGC), 7.00%, 10/1/39	6,000	7,166,940
Tolomato Community Development District, FL:
(AGM), 3.75%, 5/1/39	720	709,236
(AGM), 3.75%, 5/1/40	855	831,590
		$ 13,532,086
Insured - Transportation — 6.7%
Metropolitan Transportation Authority, NY:
Green Bonds, (AGM), 4.00%, 11/15/48	$6,225	$ 5,961,060
Green Bonds, (BAM), 4.00%, 11/15/48	1,500	1,436,400
North Carolina Turnpike Authority, (Triangle Expressway System):
(AGC), 0.00%, 1/1/35	4,000	2,684,920
(AGC), 0.00%, 1/1/36	13,000	8,309,860
Security	Principal Amount (000's omitted)	Value
Insured - Transportation (continued)
Pennsylvania Economic Development Financing Authority, (PennDOT Major Bridges Package One), (AGM), (AMT), 5.00%, 12/31/57	$1,000	$ 1,056,490
		$ 19,448,730
Lease Revenue/Certificates of Participation — 7.7%
Baltimore, MD, (Harbor Point), 4.875%, 6/1/42	$320	$ 321,325
New Hampshire Business Finance Authority, (Centurion BioSquare, Inc.), 5.88%, 12/15/38	2,610	2,678,460
New Jersey Economic Development Authority, (Portal North Bridge), 5.00%, 11/1/52	2,000	2,129,780
New Jersey Economic Development Authority, (School Facilities Construction):
5.00%, 6/15/43	465	486,236
5.00%, 6/15/44	4,260	4,501,798
New Jersey Transportation Trust Fund Authority, (Transportation Program), 4.25%, 6/15/44	800	809,096
New Jersey Transportation Trust Fund Authority, (Transportation System), 0.00%, 12/15/38	20,000	11,189,000
		$ 22,115,695
Other Revenue — 2.7%
Black Belt Energy Gas District, AL, 5.50% to 2/1/29 (Put Date), 6/1/49	$1,000	$ 1,066,210
Buckeye Tobacco Settlement Financing Authority, OH, 5.00%, 6/1/55	3,195	3,026,016
Kalispel Tribe of Indians, WA, Series A, 5.25%, 1/1/38 (1)	390	403,046
Military Installation Development Authority, UT, 4.00%, 6/1/41	500	413,470
Morongo Band of Mission Indians, CA, 5.00%, 10/1/42 (1)	605	609,350
Patriots Energy Group Financing Agency, SC, Gas Supply Revenue, 5.25% to 8/1/31 (Put Date), 10/1/54	1,000	1,071,330
Salt Verde Financial Corp., AZ, Senior Gas Revenue, 5.00%, 12/1/37	1,245	1,356,178
		$ 7,945,600
Senior Living/Life Care — 9.3%
Atlantic Beach, FL, (Fleet Landing), 5.00%, 11/15/37	$3,405	$ 3,406,158
Bexar County Health Facilities Development Corp., TX, (Army Retirement Residence Foundation):
5.00%, 7/15/37	850	800,292
5.00%, 7/15/42	700	630,756
Clackamas County Hospital Facility Authority, OR, (Rose Villa), 5.25%, 11/15/50	125	117,659
Colorado Health Facilities Authority, (Aberdeen Ridge), 5.00%, 5/15/58	1,110	702,053

See Notes to Financial Statements.

Eaton Vance
National Municipal Opportunities Trust
March 31, 2024
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Senior Living/Life Care (continued)
District of Columbia, (Ingleside at Rock Creek), 5.00%, 7/1/32	$185	$ 187,305
Harris County Cultural Education Facilities Finance Corp., TX, (Brazos Presbyterian Homes, Inc.):
5.75%, 1/1/28	160	160,122
6.375%, 1/1/33	30	30,033
Iowa Finance Authority, (Lifespace Communities, Inc.), 4.125%, 5/15/38	1,500	1,327,635
Massachusetts Development Finance Agency, (Linden Ponds, Inc.):
5.00%, 11/15/33 (1)	470	492,410
5.00%, 11/15/38 (1)	310	324,158
Massachusetts Development Finance Agency, (NewBridge on the Charles, Inc.), 5.00%, 10/1/57 (1)	1,650	1,642,014
Montgomery County Industrial Development Authority, PA, (ACTS Retirement Communities, Inc.), 5.25%, 11/15/53	1,500	1,566,315
Multnomah County Hospital Facilities Authority, OR, (Terwilliger Plaza), 4.00%, 12/1/51	1,480	1,073,266
National Finance Authority, NH, (The Vista):
5.25%, 7/1/39 (1)	265	249,331
5.625%, 7/1/46 (1)	360	335,156
5.75%, 7/1/54 (1)	780	722,241
New Mexico Hospital Equipment Loan Council, (Haverland Carter Lifestyle Group):
5.00%, 7/1/32	50	48,743
5.00%, 7/1/33	45	43,604
5.00%, 7/1/34	55	52,946
Norfolk Redevelopment and Housing Authority, VA, (Fort Norfolk Retirement Community, Inc. - Harbor's Edge), 5.00%, 1/1/49	3,000	2,598,150
North Carolina Medical Care Commission, (United Methodist Retirement Homes), 5.125%, 10/1/54	500	514,885
Palm Beach County Health Facilities Authority, FL, (Green Cay Life Plan Village), 11.50%, 7/1/27 (1)	750	883,027
Palm Beach County Health Facilities Authority, FL, (Toby & Leon Cooperman Sinai Residences of Boca Raton), 4.00%, 6/1/41	1,120	965,115
Public Finance Authority, WI, (Mary's Woods at Marylhurst), 5.25%, 5/15/37 (1)	630	631,392
South Carolina Jobs-Economic Development Authority, (Seafields Kiawah Island Project), 7.75%, 11/15/58	2,000	2,102,060
Tarrant County Cultural Education Facilities Finance Corp., TX, (MRC Stevenson Oaks), 6.625%, 11/15/41	1,335	1,284,617
Tempe Industrial Development Authority, AZ, (Mirabella at ASU), 6.00%, 10/1/37 (1)	900	640,089
Tulsa County Industrial Authority, OK, (Montereau, Inc.), 5.25%, 11/15/37	1,000	1,010,760
Security	Principal Amount (000's omitted)	Value
Senior Living/Life Care (continued)
Washington Housing Finance Commission, (Bayview Manor Homes), 5.00%, 7/1/51 (1)	$1,335	$ 1,080,696
Washington Housing Finance Commission, (Transforming Age), 5.00%, 1/1/49 (1)	305	243,658
Wisconsin Health and Educational Facilities Authority, (Three Pillars Senior Living Communities), 5.75%, 8/15/54 (3)	1,000	1,027,420
		$ 26,894,066
Special Tax Revenue — 9.6%
Maryland Economic Development Corp., (Port Covington), 4.00%, 9/1/50	$140	$ 115,422
New York City Transitional Finance Authority, NY, Future Tax Revenue:
3.00%, 11/1/47	4,205	3,347,138
4.375%, 5/1/53	1,000	1,001,270
New York State Urban Development Corp., Personal Income Tax Revenue, 5.00%, 3/15/44 (2)	6,900	7,433,301
New York Thruway Authority, Personal Income Tax Revenue, 4.00%, 3/15/44	1,000	987,430
Puerto Rico Sales Tax Financing Corp.:
0.00%, 7/1/51	1,250	293,025
5.00%, 7/1/58	4,015	4,031,421
Tolomato Community Development District, FL, 3.25%, 5/1/40	1,200	986,100
Triborough Bridge and Tunnel Authority, NY, Green Bonds, 5.25%, 5/15/47 (2)	2,125	2,357,815
Triborough Bridge and Tunnel Authority, NY, Sales Tax Revenue:
4.00%, 5/15/48	1,000	979,350
4.125%, 5/15/64	2,000	1,930,600
Washington Metropolitan Area Transit Authority, D.C., Sustainability Bonds, 5.25%, 7/15/53 (1)(2)	4,000	4,401,920
		$ 27,864,792
Transportation — 15.2%
Chicago, IL, (O'Hare International Airport), (AMT), 5.50%, 1/1/55 (2)	$1,500	$ 1,611,570
Massachusetts, (Rail Enhancement Program), Sustainablility Bonds, 5.00%, 6/1/53 (2)	4,000	4,295,800
Metropolitan Transportation Authority, NY, Green Bonds, 5.25%, 11/15/55	1,520	1,595,772
Metropolitan Washington Airports Authority, D.C., (AMT), 4.00%, 10/1/51	2,200	2,054,470
New Jersey Economic Development Authority, (The Goethals Bridge Replacement), (AMT), 5.125%, 1/1/34	1,250	1,250,600

See Notes to Financial Statements.

Eaton Vance
National Municipal Opportunities Trust
March 31, 2024
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Transportation (continued)
New York Transportation Development Corp., (John F. Kennedy International Airport):
Green Bonds, (AMT), 6.00%, 6/30/54	$770	$ 853,845
Sustainability Bonds, (AMT), 5.375%, 6/30/60	1,910	2,019,787
New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment), (AMT), 5.25%, 1/1/50	2,115	2,116,650
New York Transportation Development Corp., (Terminal 4 John F. Kennedy International Airport), (AMT), 5.00%, 12/1/38	1,950	2,100,910
San Francisco City and County Airport Commission, CA, (San Francisco International Airport), (AMT), 5.00%, 5/1/49	6,000	6,177,240
South Jersey Transportation Authority, NJ, 5.25%, 11/1/52	1,000	1,069,040
Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Segment 3C), (AMT), 5.00%, 6/30/58	4,000	4,051,200
Texas Transportation Commission, (State Highway 249 System), 0.00%, 8/1/38	850	443,419
Triborough Bridge and Tunnel Authority, NY, 5.00%, 11/15/51 (2)	8,800	9,397,520
Virginia Small Business Financing Authority, (95 Express Lanes, LLC), (AMT), 4.00%, 1/1/39	955	925,701
Virginia Small Business Financing Authority, (Transform 66 P3):
(AMT), 5.00%, 12/31/49	2,865	2,892,934
(AMT), 5.00%, 12/31/52	1,000	1,007,660
		$ 43,864,118
Water and Sewer — 1.3%
Jefferson County, AL, Sewer Revenue, 5.50%, 10/1/53	$1,440	$ 1,570,493
Michigan Finance Authority, (Detroit Water and Sewerage Department), 5.00%, 7/1/34	2,070	2,073,871
		$ 3,644,364
Total Tax-Exempt Municipal Obligations (identified cost $288,366,664)		$302,423,814

Taxable Municipal Obligations — 6.8%
Security	Principal Amount (000's omitted)	Value
General Obligations — 1.2%
Chicago, IL:
7.375%, 1/1/33	$1,653	$ 1,778,644
Security	Principal Amount (000's omitted)	Value
General Obligations (continued)
Chicago, IL: (continued)
7.781%, 1/1/35	$1,400	$ 1,560,496
		$ 3,339,140
Hospital — 1.4%
California Statewide Communities Development Authority, (Loma Linda University Medical Center), 6.00%, 12/1/24	$4,000	$ 3,981,360
		$ 3,981,360
Housing — 1.6%
South Dakota Housing Development Authority, (FHLMC), (FNMA), (GNMA), (SPA: Federal Home Loan Bank), 5.35%, 5/1/48 (4)	$4,500	$ 4,500,000
		$ 4,500,000
Insured - Education — 0.4%
Onondaga Civic Development Corp., NY, (Upstate Properties Development, Inc.), (BAM), 3.158%, 12/1/41	$1,610	$ 1,241,294
		$ 1,241,294
Insured - Housing — 0.4%
Oregon Facilities Authority, (CHF-Ashland, LLC - Southern Oregon University), (AGM), 3.508%, 7/1/41	$1,500	$ 1,144,485
		$ 1,144,485
Insured - Transportation — 0.4%
Alameda Corridor Transportation Authority, CA, (AGM), 0.00%, 10/1/45	$4,500	$ 1,220,850
		$ 1,220,850
Lease Revenue/Certificates of Participation — 0.1%
New Hampshire Business Finance Authority, (Centurion BioSquare, Inc.), 9.58%, 12/15/38	$140	$ 139,038
New Hampshire Business Finance Authority, (Centurion Foundation), 11.00%, 12/15/38	100	99,364
		$ 238,402
Special Tax Revenue — 0.9%
American Samoa Economic Development Authority:
2.47%, 9/1/24 (1)	$250	$ 245,898
3.72%, 9/1/27 (1)	1,115	1,024,250
Oneida Indian Nation of New York, 8.00%, 9/1/40 (1)	1,500	1,479,150
		$ 2,749,298

See Notes to Financial Statements.

Eaton Vance
National Municipal Opportunities Trust
March 31, 2024
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Transportation — 0.4%
Maryland Economic Development Corp., (Seagirt Marine Terminal), 4.75%, 6/1/42	$1,500	$ 1,308,285
		$ 1,308,285
Total Taxable Municipal Obligations (identified cost $20,433,412)		$ 19,723,114
Total Investments — 113.7% (identified cost $317,068,969)		$328,711,202
Other Assets, Less Liabilities — (13.7)%		$ (39,661,667)
Net Assets — 100.0%		$289,049,535
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At March 31, 2024, the aggregate value of these securities is $40,236,948 or 13.9% of the Trust's net assets.
(2)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1G).
(3)	When-issued security.
(4)	Variable rate demand obligation that may be tendered at par on any day for payment the lesser of 5 business days or 7 calendar days. The stated interest rate, which generally resets weekly, is determined by the remarketing agent and represents the rate in effect at March 31, 2024.
At March 31, 2024, the concentration of the Trust’s investments in the various states and territories, determined as a percentage of total investments, is as follows:
New York	17.2%
Texas	15.0%
Others, representing less than 10% individually	65.8%
The Trust invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At March 31, 2024, 14.3% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.9% to 7.0% of total investments.
Abbreviations:
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMT	– Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
BAM	– Build America Mutual Assurance Co.
FHLMC	– Federal Home Loan Mortgage Corp.
FNMA	– Federal National Mortgage Association
GNMA	– Government National Mortgage Association
PSF	– Permanent School Fund
SFMR	– Single Family Mortgage Revenue
SPA	– Standby Bond Purchase Agreement

See Notes to Financial Statements.

Eaton Vance
National Municipal Opportunities Trust
March 31, 2024
Statement of Assets and Liabilities

March 31, 2024
Assets
Investments, at value (identified cost $317,068,969)	$ 328,711,202
Interest receivable	4,428,872
Trustees' deferred compensation plan	50,280
Total assets	$333,190,354
Liabilities
Payable for floating rate notes issued	$ 39,766,239
Payable for when-issued securities	2,641,032
Due to custodian	936,772
Payable to affiliates:
Investment adviser and administrative fee	167,369
Trustees' deferred compensation plan	50,280
Interest expense and fees payable	415,870
Accrued expenses	163,257
Total liabilities	$ 44,140,819
Net Assets	$289,049,535
Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized	$ 156,249
Additional paid-in capital	298,400,478
Accumulated loss	(9,507,192)
Net Assets	$289,049,535
Common Shares Issued and Outstanding	15,624,921
Net Asset Value Per Common Share
Net assets ÷ common shares issued and outstanding	$ 18.50

See Notes to Financial Statements.

Eaton Vance
National Municipal Opportunities Trust
March 31, 2024
Statement of Operations

Year Ended
March 31, 2024
Investment Income
Interest income	$ 15,643,100
Total investment income	$15,643,100
Expenses
Investment adviser and administrative fee	$ 1,952,290
Trustees’ fees and expenses	21,520
Custodian fee	70,804
Transfer and dividend disbursing agent fees	18,734
Legal and accounting services	91,716
Printing and postage	36,415
Interest expense and fees	1,745,615
Miscellaneous	67,394
Total expenses	$ 4,004,488
Net investment income	$11,638,612
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ (5,435,709)
Net realized loss	$ (5,435,709)
Change in unrealized appreciation (depreciation):
Investments	$ 8,357,664
Net change in unrealized appreciation (depreciation)	$ 8,357,664
Net realized and unrealized gain	$ 2,921,955
Net increase in net assets from operations	$14,560,567

See Notes to Financial Statements.

Eaton Vance
National Municipal Opportunities Trust
March 31, 2024
Statements of Changes in Net Assets

	Year Ended March 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 11,638,612	$ 11,288,228
Net realized loss	(5,435,709)	(12,891,702)
Net change in unrealized appreciation (depreciation)	8,357,664	(14,102,309)
Net increase (decrease) in net assets from operations	$ 14,560,567	$ (15,705,783)
Distributions to shareholders	$ (11,718,691)	$ (11,718,624)
Capital share transactions:
Reinvestment of distributions	$ —	$ 6,744
Net increase in net assets from capital share transactions	$ —	$ 6,744
Net increase (decrease) in net assets	$ 2,841,876	$ (27,417,663)
Net Assets
At beginning of year	$ 286,207,659	$ 313,625,322
At end of year	$289,049,535	$286,207,659

See Notes to Financial Statements.

Eaton Vance
National Municipal Opportunities Trust
March 31, 2024
Statement of Cash Flows

Year Ended
March 31, 2024
Cash Flows From Operating Activities
Net increase in net assets from operations	$ 14,560,567
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(154,285,356)
Investments sold	154,673,072
Net amortization/accretion of premium (discount)	(813,264)
Decrease in interest receivable	135,149
Increase in Trustees’ deferred compensation plan	(50,280)
Increase in payable to affiliate for investment adviser and administrative fee	3,157
Increase in interest expense and fees payable	112,110
Increase in payable to affiliate for Trustees' deferred compensation plan	50,280
Increase in accrued expenses	1,704
Net change in unrealized (appreciation) depreciation from investments	(8,357,664)
Net realized loss from investments	5,435,709
Net cash provided by operating activities	$ 11,465,184
Cash Flows From Financing Activities
Cash distributions paid	$ (11,718,691)
Proceeds from secured borrowings	25,000,000
Repayment of secured borrowings	(24,785,000)
Increase in due to custodian	38,507
Net cash used in financing activities	$ (11,465,184)
Net increase in cash	$ —
Cash at beginning of year	$ —
Cash at end of year	$ —
Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings	$ 1,633,505

See Notes to Financial Statements.

Eaton Vance
National Municipal Opportunities Trust
March 31, 2024
Financial Highlights

	Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$ 18.32	$ 20.07	$ 21.73	$ 20.53	$ 21.09
Income (Loss) From Operations
Net investment income (1)	$ 0.74	$ 0.72	$ 0.73	$ 0.78	$ 0.83
Net realized and unrealized gain (loss)	0.19	(1.72)	(1.65)	1.18	(0.41)
Total income (loss) from operations	$ 0.93	$ (1.00)	$ (0.92)	$ 1.96	$ 0.42
Less Distributions
From net investment income	$ (0.75)	$ (0.75)	$ (0.75)	$ (0.76)	$ (0.84)
From net realized gain	—	—	—	—	(0.08)
Tax return of capital	—	—	—	—	(0.06)
Total distributions	$ (0.75)	$ (0.75)	$ (0.75)	$ (0.76)	$ (0.98)
Premium from common shares sold through shelf offering (see Note 5) (1)	$ —	$ —	$ 0.01	$ 0.000 (2)	$ 0.000 (2)
Net asset value — End of year	$ 18.50	$ 18.32	$ 20.07	$ 21.73	$ 20.53
Market value — End of year	$ 16.59	$ 17.67	$ 19.05	$ 22.50	$ 19.50
Total Investment Return on Net Asset Value (3)	5.60%	(4.73)%	(4.36)%	9.87%	1.90%
Total Investment Return on Market Value (3)	(1.82)%	(3.19)%	(12.33)%	19.77%	(3.35)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$289,050	$286,208	$313,625	$333,178	$314,321
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.80%	0.77%	0.73%	0.73%	0.75%
Interest and fee expense (4)	0.62%	0.32%	0.06%	0.05%	0.17%
Total expenses	1.42%	1.09%	0.79%	0.78%	0.92%
Net expenses	1.42%	1.09%	0.79%	0.78%	0.92%
Net investment income	4.13%	3.92%	3.35%	3.67%	3.88%
Portfolio Turnover	48%	45%	13%	13%	44%
(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.005.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.
(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1G).

See Notes to Financial Statements.

Eaton Vance
National Municipal Opportunities Trust
March 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance National Municipal Opportunities Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust’s primary investment objective is to provide current income exempt from regular federal income tax. The Trust will, as a secondary investment objective, seek to achieve capital appreciation.
The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Trust is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation
—
The following methodologies are used to determine the market value or fair value of investments.
Debt Obligations.
Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Fair Valuation.
 In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Trust’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions and Related Income
—
Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.
C  Federal Taxes
—
The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Trust intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by the Trust, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.
As of March 31, 2024, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
D  Legal Fees
—
Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.
E  Use of Estimates
—
The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications
—
Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Eaton Vance
National Municipal Opportunities Trust
March 31, 2024
Notes to Financial Statements — continued

G  Floating Rate Notes Issued in Conjunction with Securities Held
—
The Trust may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby the Trust may sell a variable or fixed rate bond for cash to a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), while at the same time, buying a residual interest in the assets and cash flows of the SPV. The bond is deposited into the SPV with the same CUSIP number as the bond sold to the SPV by the Trust, and which may have been, but is not required to be, the bond purchased from the Trust (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by the Trust gives the Trust the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the Bond held by the SPV transferred to the Trust, thereby terminating the SPV. Should the Trust exercise such right, it would generally pay the SPV the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Trust accounts for the transaction described above as a secured borrowing by including the Bond in its Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the SPV for redemption at par at each reset date. Accordingly, the fair value of the payable for floating rate notes issued approximates its carrying value. If measured at fair value, the payable for floating rate notes would have been considered as Level 2 in the fair value hierarchy (see Note 6) at March 31, 2024. Interest expense related to the Trust's liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Trust, as noted above, or by the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At March 31, 2024, the amount of the Trust's Floating Rate Notes outstanding and the related collateral were $39,766,239 and $54,000,331, respectively. The range of interest rates on the Floating Rate Notes outstanding at March 31, 2024 was 3.64% to 3.94%. For the year ended March 31, 2024, the Trust's average settled Floating Rate Notes outstanding and the average interest rate including fees were $43,040,410 and 4.06%, respectively.
In certain circumstances, the Trust may enter into shortfall and forbearance agreements with brokers by which the Trust agrees to reimburse the broker for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Trust had no shortfalls as of March 31, 2024.
The Trust may also purchase residual interest bonds in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.
The Trust’s investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Trust’s investment policies do not allow the Trust to borrow money except as permitted by the 1940 Act. Effective August 19, 2022, the Trust began operating under Rule 18f-4 under the 1940 Act, which, among other things, governs the use of derivative investments and certain financing transactions by registered investment companies. Consistent with Rule 18f-4, the Trust may treat its investments in residual interest bonds and similar financing transactions as subject to the asset coverage requirements of Section 18 of the 1940 Act, or as derivatives transactions subject to the Trust’s value-at-risk (VaR)-based limits on leverage risk. Effective October 11, 2023, the Trust has opted to treat such investments as derivatives transactions. The Trust may change this approach at any time. Residual interest bonds held by the Trust are securities exempt from registration under Rule 144A of the Securities Act of 1933.
H  When-Issued Securities and Delayed Delivery Transactions
—
The Trust may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Trust maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract.
2  Distributions to Shareholders and Income Tax Information
The Trust intends to make monthly distributions of net investment income to common shareholders. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

Eaton Vance
National Municipal Opportunities Trust
March 31, 2024
Notes to Financial Statements — continued

The tax character of distributions declared for the years ended March 31, 2024 and March 31, 2023 was as follows:
	Year Ended March 31,
	2024	2023
Tax-exempt income	$10,674,400	$10,631,824
Ordinary income	$ 1,044,291	$ 1,086,800
As of March 31, 2024, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed tax-exempt income	$ 277,393
Deferred capital losses	(22,624,712)
Net unrealized appreciation	12,840,127
Accumulated loss	$ (9,507,192)
At March 31, 2024, the Trust, for federal income tax purposes, had deferred capital losses of $22,624,712 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Trust’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at March 31, 2024, $8,878,407 are short-term and $13,746,305 are long-term.
The cost and unrealized appreciation (depreciation) of investments of the Trust at March 31, 2024, as determined on a federal income tax basis, were as follows:
Aggregate cost	$276,104,836
Gross unrealized appreciation	$ 19,498,613
Gross unrealized depreciation	(6,658,486)
Net unrealized appreciation	$ 12,840,127
3  Investment Adviser and Administrative Fee and Other Transactions with Affiliates
The investment adviser and administrative fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory and administrative services rendered to the Trust. The fee is computed at an annual rate as a percentage of the Trust’s average daily gross assets as follows and is payable monthly:
Average Daily Gross Assets	Annual Fee Rate
Up to and including $1.5 billion	0.60%
Over $1.5 billion	0.59%
Gross assets, as defined in the Trust’s investment advisory and administrative agreement with EVM, means total assets of the Trust, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Trust’s investment objectives and policies, and/or (iv) any other means. For purposes of this calculation, gross assets represent net assets plus the amount payable by the Trust to floating-rate note holders. For the year ended March 31, 2024, the investment adviser and administrative fee incurred by the Trust and the effective annual rate, as a percentage of average daily gross assets, were $1,952,290 and 0.60%, respectively.

Eaton Vance
National Municipal Opportunities Trust
March 31, 2024
Notes to Financial Statements — continued

Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser and administrative fee. Trustees of the Trust who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Trust are officers of EVM.
4  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations, aggregated $156,926,388 and $154,352,438, respectively, for the year ended March 31, 2024.
5  Common Shares of Beneficial Interest and Shelf Offering
The Trust may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Trust for the year ended March 31, 2024. Common shares issued by the Trust pursuant to its dividend reinvestment plan for the year ended March 31, 2023 were 357.
In November 2013, the Board of Trustees initially approved a share repurchase program for the Trust. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Trust is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Trust to purchase a specific amount of shares. There were no repurchases of common shares by the Trust for the years ended March 31, 2024 and March 31, 2023.
Pursuant to a registration statement filed with the SEC, the Trust is authorized to issue up to an additional 1,908,750 common shares through an equity shelf offering program (the "shelf offering"). Under the shelf offering, the Trust, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Trust’s net asset value per common share. During the years ended March 31, 2024 and March 31, 2023, there were no shares sold by the Trust pursuant to its shelf offering.
6  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At March 31, 2024, the hierarchy of inputs used in valuing the Trust's investments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$ —	$ 6,564,274	$ —	$ 6,564,274
Tax-Exempt Municipal Obligations	—	302,423,814	—	302,423,814
Taxable Municipal Obligations	—	19,723,114	—	19,723,114
Total Investments	$ —	$328,711,202	$ —	$328,711,202

Eaton Vance
National Municipal Opportunities Trust
March 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance National Municipal Opportunities Trust:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance National Municipal Opportunities Trust (the “Trust”), including the portfolio of investments, as of March 31, 2024, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust as of March 31, 2024, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
May 17, 2024
We have served as the auditor of one or more Eaton Vance investment companies since 1959.

Eaton Vance
National Municipal Opportunities Trust
March 31, 2024
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2025 will show the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of exempt-interest dividends.
Exempt-Interest Dividends.
For the fiscal year ended March 31, 2024, the Trust designates 91.09% of distributions from net investment income as an exempt-interest dividend.

Eaton Vance
National Municipal Opportunities Trust
March 31, 2024
Annual Meeting of Shareholders (Unaudited)

The Trust held its Annual Meeting of Shareholders on January 10, 2024.  The following action was taken by the shareholders:
Proposal 1(b):  The election of Alan C. Bowser, Mark R. Fetting, George J. Gorman and Marcus L. Smith as Class III Trustees of the Trust for a three-year term expiring in 2027.
	Number of Shares
Nominees for Trustee	For	Withheld
Alan C. Bowser	13,422,961	824,350
Mark R. Fetting	13,545,590	701,721
Georgr J. Gorman	13,508,987	738,324
Marcus L. Smith	13,515,691	731,620

Eaton Vance
National Municipal Opportunities Trust
March 31, 2024
Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by Equiniti Trust Company, LLC (“EQ"), the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.
If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Trust's transfer agent re-register your Shares in your name or you will not be able to participate.
The Agent’s service fee for handling distributions will be paid by the Trust. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.
Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.
If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

Eaton Vance
National Municipal Opportunities Trust
March 31, 2024
Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.
The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature	Date

Shareholder signature	Date
Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.
YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.
This authorization form, when signed, should be mailed to the following address:
Eaton Vance National Municipal Opportunities Trust
c/o Equiniti Trust Company, LLC (“EQ")
P.O. Box 10027
Newark, NJ 07101

Eaton Vance
National Municipal Opportunities Trust
March 31, 2024
Management and Organization

Fund Management.
The Board of Trustees of the Fund (the “Board”) is responsible for the overall management and supervision of the affairs of the Fund. The Board members and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the Securities and Exchange Commission, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Board member and officer is One Post Office Square, Boston, Massachusetts 02109. As used below, “BMR” refers to Boston Management and Research, “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, "MSIM" refers to Morgan Stanley Investment Management, Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Each of EVM, BMR, EVD and EV are indirect, wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 127 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Anchal Pachnanda 1980	Class I Trustee	Until 2025. 3 years. Since 2023.	Co-Head of Strategy of MSIM (since 2019). Formerly, Head of Strategy of MSIM (2017-2019). Ms. Pachnanda is an interested person because of her position with MSIM, which is an affiliate of the Fund.
Other Directorships
. None.
Noninterested Trustees
Alan C. Bowser 1962	Class III Trustee	Until 2027. 3 years. Since 2023.	Private investor. Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- 2023).
Other Directorships
. Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021).
Mark R. Fetting 1954	Class III Trustee	Until 2027. 3 years. Since 2016.	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships.
None.
Cynthia E. Frost 1961	Class II Trustee	Until 2026. 3 years. Since 2014.	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships.
None.
George J. Gorman 1952	Chairperson of the Board and Class III Trustee	Until 2027. 3 years. Chairperson of the Board since 2021 and Trustee since 2014.	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.

Eaton Vance
National Municipal Opportunities Trust
March 31, 2024
Management and Organization — continued

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Class I Trustee	Until 2025. 3 years. Since 2014.	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships.
Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Class II Trustee	Until 2026. 3 years. Since 2018.	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships.
Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Class III Trustee	Until 2027. 3 years. Since 2018.	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships.
Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Class II Trustee	Until 2026. 3 years. Since 2015.	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships.
Formerly, Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Class I Trustee	Until 2025. 3 years. Since 2016.	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships.
None.
Nancy A. Wiser 1967	Class II Trustee	Until 2026. 3 years. Since 2022.	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Kenneth A. Topping 1966	President	Since 2023	Vice President and Chief Administrative Officer of EVM and BMR and Chief Operating Officer for Public Markets at MSIM. Also Vice President of Calvert Research and Management (“CRM”) since 2021. Formerly, Chief Operating Officer for Goldman Sachs Asset Management `Classic' (2009-2020).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.

Eaton Vance
National Municipal Opportunities Trust
March 31, 2024
Management and Organization — continued

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Nicholas S. Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Laura T. Donovan 1976	Chief Compliance Officer	Since 2024	Vice President of EVM and BMR.

Eaton Vance Funds
U.S. Customer Privacy Notice	March 2024

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account information and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No*
For our affiliates’ everyday business purposes — information about your creditworthiness	Yes	Yes*
For our affiliates to market to you	Yes	Yes*
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email:
EVPrivacy@eatonvance.com
Please note:
If you are a
new
customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer
our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Eaton Vance Funds
U.S. Customer Privacy Notice — continued	March 2024

Who we are
Who is providing this notice?	Eaton Vance Management and our investment management affiliates (“Eaton Vance”) (see Affiliates definition below.)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. (See below for more on your rights under state law.)
What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■
Our affiliates include registered investment advisers such as Eaton Vance Management, Eaton Vance Advisers International Ltd., Boston Management and Research, Calvert Research and Management, Parametric Portfolio Associates LLC, Atlanta Capital Management Company LLC, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Co.; registered broker-dealers such as Morgan Stanley Distributors Inc. and Eaton Vance Distributors, Inc. (together, the “Investment Management Affiliates”); and companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co. (the “Morgan Stanley Affiliates”).

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance does not jointly market.

Eaton Vance Funds
U.S. Customer Privacy Notice — continued	March 2024

Other important information
*PLEASE NOTE: Eaton Vance does not share your creditworthiness information or your transactions and experiences information with the Morgan Stanley Affiliates, nor does Eaton Vance enable the Morgan Stanley Affiliates to market to you. Your opt outs will prevent Eaton Vance from sharing your creditworthiness information with the Investment Management Affiliates and will prevent the Investment Management Affiliates from marketing their products to you.
Vermont:
Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California:
Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents.

The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.
Equiniti Trust Company, LLC
(“
EQ
”),
the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct EQ, or your financial intermediary, otherwise.
 If you would prefer that your Eaton Vance documents not be householded, please contact EQ or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by EQ or your financial intermediary.
Portfolio Holdings.

Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting.

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
Share Repurchase Program.

The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.
Additional Notice to Shareholders.

If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.
Closed-End Fund Information.

Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Closed-End Funds & Term Trusts.”

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Investment Adviser and Administrator
Eaton Vance Management
One Post Office Square
Boston, MA 02109
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
Equiniti Trust Company, LLC (“EQ")
P.O. Box 500
Newark, NJ 07101
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
One Post Office Square
Boston, MA 02109

3741    3.31.24

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm), Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended March 31, 2023 and March 31, 2024 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	3/31/23	3/31/24
Audit Fees	$57,700	$57,700
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$0	$0
All Other Fees(3)	$0	$0

Total	$57,700	$57,700

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended March 31, 2023 and March 31, 2024; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	3/31/2023	3/31/2024
Registrant	$0	$0
Eaton Vance(1)	$52,836	$52,836

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Morgan Stanley.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman, Keith Quinton, Scott E. Wennerholm (Chair), and Nancy A. Wiser are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of the Fund has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The trustees will review the Policies annually. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board, or any committee, sub-committee or group of independent trustees identified by the Board, which will instruct the investment adviser on the appropriate course of action. If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund, the investment adviser may vote such proxy, provided that it discloses the existence of the material conflict to the Chairperson of the Fund’s Board as soon as practicable and to the Board at its next meeting.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies in accordance with customized proxy voting guidelines (the “Guidelines”) and/or refer them back to the investment adviser pursuant to the Policies.

The Agent is required to establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest. The Guidelines include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may cause the Fund to abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or it is unable to access or access timely ballots or other proxy information, among other stated reasons. The Agent will refer Fund proxies to the investment adviser for instructions under circumstances where, among others: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines require input from the investment adviser. When a proxy voting issue has been referred to the investment adviser, the analyst (or portfolio manager if applicable) covering the company subject to the proxy proposal determines the final vote (or decision not to vote) and the investment adviser’s Proxy Administrator (described below) instructs the Agent to vote accordingly for securities held by the Fund. Where more than one analyst covers a particular company and the recommendations of such analysts voting a proposal conflict, the investment adviser’s Global Proxy Group (described below) will review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for the Fund that may differ from other clients of the investment adviser.

The investment adviser has appointed a Proxy Administrator to assist in the coordination of the voting of client proxies (including the Fund’s) in accordance with the Guidelines and the Policies. The investment adviser and its affiliates have also established a Global Proxy Group. The Global Proxy Group develops the investment adviser’s positions on all major corporate issues, creates the Guidelines and oversees the proxy voting process. The Proxy Administrator maintains a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter. Before instructing the Agent to vote contrary to the Guidelines or the recommendation of the Agent, the Proxy Administrator will provide the Global Proxy Group with the Agent’s recommendation for the proposal along with any other relevant materials, including the basis for the analyst’s recommendation. The Proxy Administrator will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group. A similar process will be followed if the Agent has a conflict of interest with respect to a proxy. The investment adviser will report to the Fund’s Board any votes cast contrary to the Guidelines or Agent recommendations, as applicable, no less than annually.

The investment adviser’s Global Proxy Group is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are predetermined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflict of interest. The investment adviser will monitor situations that may result in a conflict of interest between any of its clients and the investment adviser or any of its affiliates by maintaining a list of significant existing and prospective corporate clients. The Proxy Administrator will compare such list with the names of companies of which he or she has been referred a proxy statement (the “Proxy Companies”). If a company on the list is also a Proxy Company, the Proxy Administrator will report that fact to the Global Proxy Group. If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will first determine, in consultation with legal counsel if necessary, whether a material conflict exists. If it is determined that a material conflict exists, the investment adviser will seek instruction on how the proxy should be voted from the Fund’s Board, or any committee or subcommittee identified by the Board. If a matter is referred to the Global Proxy Group, the decision made and basis for the

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Fund. Cynthia J. Clemson and William J. Delahunty Jr. are responsible for the overall and day-to-day management of the Fund’s investments.

Ms. Clemson is a Vice President of EVM, is Co-Director of Municipal Investments and has been a portfolio manager of the Fund since May 2009. She has managed other Eaton Vance portfolios for more than five years. Mr. Delahunty is a Vice President of EVM and has been a portfolio of the Fund since October 2021. He has been employed by EVM for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Cynthia J. Clemson
Registered Investment Companies	8	$4,212.2	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	8	$1258.6	0	$0
William J. Delahunty, CFA
Registered Investment Companies	7	$3,349.2	0	$0
Other Pooled Investment Vehicles	2	$181.6	0	$0
Other Accounts	0	$0	0	$0

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund

Cynthia J. Clemson	None

William J. Delahunty, CFA	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

The compensation structure of Eaton Vance and its affiliates that are investment advisers (for purposes of this section “Eaton Vance”) is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Eaton Vance employees is generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Board of Directors of Eaton Vance’s parent company, Morgan Stanley.

Base salary compensation. Generally, portfolio managers and research analysts receive base salary compensation based on the level of their position with the adviser.

Incentive compensation. In addition to base compensation, portfolio managers and research analysts may receive discretionary year-end compensation. Incentive compensation may include:

•	Cash bonus

•	Deferred compensation:

•

A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•

IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM and its affiliates including Eaton Vance. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

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Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Funds, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the firm’s consolidated financial results, constitutes a violation of the firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Eaton Vance compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

•	Revenue and profitability of the business and/or each fund/account managed by the portfolio manager

•	Individual contribution and performance

•	Contribution to client objectives

•	Revenue and profitability of the firm

•	Return on equity and risk factors of both the business units and Morgan Stanley

•	Assets managed by the portfolio manager

•	External market conditions

•	New business development and business sustainability

•	Team, product and/or Eaton Vance performance

•

The pre-tax investment performance of the funds/accounts managed by the portfolio manager(1) (which may, in certacases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods),(2) provided that for funds that are tax-managed or otherwise have an objective of after-tax returns, performance net of taxes will be considered

Further, the firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

(1)	Generally, this is total return performance, provided that consideration may also be given to relative risk-adjusted performance.
(2)

When a fund’s peer group as determined by Lipper or Morningstar is deemed by the relevant Eaton Vance Chief Investment Officer, or in the case of the sub-advised Funds, the Director of Product Development and Sub-Advised Funds, not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Principal Financial Officer’s Section 302 certification.

(a)(2)(ii)	Principal Executive Officer’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Not required.

(d)	Consent of Independent Registered Public Accounting Firm.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance National Municipal Opportunities Trust

By:	/s/ Kenneth A. Topping
Kenneth A. Topping
Principal Executive Officer

Date:	May 17, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Principal Financial Officer

Date:	May 17, 2024

By:	/s/ Kenneth A. Topping
Kenneth A. Topping
Principal Executive Officer

Date:	May 17, 2024